UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2021

MERIDIAN BIOSCIENCE, INC.

(Exact Name of Registrant as Specified in Charter)

Ohio	0-14902	31-0888197
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3471 River Hills Drive Cincinnati, Ohio	45244
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (513) 271-3700

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	VIVO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2021 Omnibus Award Plan

At the January 27, 2021 Annual Meeting (the “Meeting”) of the shareholders of Meridian Bioscience, Inc. (the “Company”), shareholders approved the 2021 Omnibus Award Plan (the “2021 Plan”). The Company’s Board of Directors (the “Board”) unanimously approved the 2021 Plan subject to shareholder approval.

The objectives of the 2021 Plan are to provide long-term incentives to those persons with significant responsibility for the success and growth of the Company, to align the interests of such persons with those of the Company’s shareholders, to assist the Company in recruiting, retaining and motivating employees, directors and consultants on a competitive basis and to link compensation to performance. Under the 2021 Plan, employees of the Company will be eligible to receive awards. The 2021 Plan provides for a variety of equity award vehicles to maintain flexibility. The 2021 Plan will permit the grant of stock options, stock appreciation rights, restricted share awards, and restricted share units.

The foregoing summary of the 2021 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2021 Plan attached as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 16, 2020 (as amended and supplemented, the “Proxy Statement”).

Board Committees

Effective January 27, 2021, the Board re-constituted its committees as follows:

Audit: David C. Phillips (Ex Officio); Felicia Williams (Chair); James M. Anderson; Anthony P. Bihl III

Compensation: David C. Phillips (Ex Officio); James M. Anderson (Chair); Anthony P. Bihl III; John C. McIlwraith

Nominating and Corporate Governance: David C. Phillips (Ex Officio); Catherine A. Sazdanoff (Chair); Dwight E. Ellingwood; John M. Rice, Jr.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Meeting, shareholders voted on the matters set forth below.

(a) Shareholders elected the nine nominees identified in Item 1 of the Proxy Statement based upon the following votes:

Name	For	Withheld	Broker Non-Votes
James M. Anderson	33,357,487	1,002,835	3,680,581
Anthony P. Bihl III	34,159,419	200,903	3,680,581
Dwight E. Ellingwood	33,723,284	637,038	3,680,581
Jack Kenny	34,137,431	222,891	3,680,581
John C. McIlwraith	33,871,717	488,605	3,680,581
David C. Phillips	33,269,332	1,090,990	3,680,581
John M. Rice, Jr.	34,085,335	274,987	3,680,581
Catherine A. Sazdanoff	33,880,066	480,256	3,680,581
Felicia Williams	33,935,596	424,726	3,680,581

(b) Shareholders approved the 2021 Plan based upon the following votes:

For	Against	Abstain	Broker Non-Votes
32,159,266	2,039,601	161,455	3,680,581

(c) Shareholders approved, on an advisory basis, the compensation of the Company’ named executive officers, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
29,541,090	4,651,506	167,726	3,680,581

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN BIOSCIENCE, INC.

Date: January 29, 2021	By:	/s/ Bryan T. Baldasare
Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)